As filed with the Securities and Exchange Commission on October 20, 1997
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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                       ___________________________________

                                    FORM 8-K

                                 CURRANT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                                October 14, 1997

                             NATIONSBANK CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                                 North Carolina
         --------------------------------------------------------------
         (State or other jurisdiction of incorporation or organization)

                                     1-6523
                            ------------------------
                            (Commission File Number)

                                   56-0906609
                        ---------------------------------
                        (IRS Employer Identification No.)

                          NationsBank Corporate Center
                            Charlotte, North Carolina
                    ----------------------------------------
                    (Address of principal executive offices)

                                      28255
                                   ----------
                                   (Zip Code)

                                 (704) 386-5000
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


     ITEM 5.   OTHER EVENTS.

      Release  of  Third  Quarter Earnings.  On October  14,  1997,  NationsBank
      -------------------------------------
Corporation, the registrant (the "Registrant"), announced financial results for the third quarter of fiscal 1997, reporting earnings of $788 million and earnings per common share of $1.11. A copy of the press release announcing the results of the Registrant's fiscal quarter ended September 30, 1997 is filed as
Exhibit 99.1 to this Current Report on Form  8-K.

     ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

     (c)  Exhibits.

          The following exhibits are filed herewith:

     EXHIBIT NO.    DESCRIPTION OF EXHIBIT
     -----------    ----------------------
     99.1           Press  Release dated October 14, 1997 with respect  to
                    the Registrant's financial results for the fiscal quarter ended September 30, 1997.



                           SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              NATIONSBANK CORPORATION


                              By:  /s/  Marc D. Oken
                                   ------------------------
                                   Marc D. Oken
                                   Chief Accounting Officer


Dated:  October 20, 1997


                                 EXHIBIT INDEX


Exhibit No.    Description of Exhibit
-----------    ----------------------
99.1           Press Release dated October 14, 1997 with respect to the
               Registrant's financial results for the fiscal quarter ended
               September 30, 1997.